SECURITIES AND EXCHANGE COMMISSION

		     Washington, D.C.  20549




			    FORM 8-K

			 CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


		     Date of Report:  July 16, 1998



	       Exact Name of
Commission     Registrant       State or other  IRS Employer
File           as specified     Jurisdiction of Identification
Number         in its charter   Incorporation   Number
-----------    --------------   --------------- --------------

1-12609        PG&E Corporation  California      94-3234914

1-2348         Pacific Gas and   California      94-0742640
	       Electric Company




Pacific Gas and Electric Company   PG&E Corporation
77 Beale Street, P.O. Box 770000   One Market, Spear Tower, Suite 2400
San Francisco, California  94177   San Francisco, California 94105

(Address of principal executive offices)        (Zip Code)


Pacific Gas and Electric Company         PG&E Corporation
    (415) 973-7000                        (415) 267-7000


      (Registrant's telephone number, including area code)

Item 5.  Other Events

A.  Second Quarter 1998 Consolidated Earnings (unaudited)

On July 15, 1998, PG&E Corporation reported earnings per common share of $.46 for the three months ended June 30, 1998. Financial results for the three months ended June 30, 1998 are shown below:


		      Three Months Ended June 30, 1998
=================================================================

			  (unaudited)(1)

Earnings Per Common Share:
  Pacific Gas and Electric Company (Utility)         $ 0.48
  Unregulated Business Operations(2)                  (0.02)
						      --------
PG&E Corporation                                     $ 0.46
						     =========

(1) In the opinion of management, the unaudited financial information presented above reflects all adjustments to date which are necessary to present a fair statement of earnings per common share for the period. This information should be read in conjunction with the 1997 Consolidated Financial Statements and Notes to Consolidated Financial Statements incorporated by reference in the Annual Report on Form 10-K for PG&E Corporation and Pacific Gas and Electric Company, and the Consolidated Financial Statements and Notes to Consolidated Financial Statements in the Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 for PG&E Corporation and Pacific Gas and Electric Company.

(2) Unregulated Business Operations includes those business activities that are not directly regulated by the California Public Utilities Commission.

			     SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


			  PG&E CORPORATION
				 and
			  PACIFIC GAS AND ELECTRIC COMPANY


				CHRISTOPHER P. JOHNS
			  By ________________________________
				CHRISTOPHER P. JOHNS
				Vice President and Controller
				(PG&E Corporation)
				Vice President and Controller
				(Pacific Gas and Electric Company)

Dated: July 16, 1998















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